UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      November 21, 2005

HSBC USA INC.

(Exact name of registrant as specified in its charter)

Maryland	1-7436	13-2764867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number of Registrant)

452 Fifth Avenue, New York, New York		10018
(Address of principal executive offices of registrant)		(Zip Code)

Registrant’s telephone number, including area code  (212) 525-3735

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

The Company has entered into an Underwriting Agreement with HSBC Securities (USA) Inc., as Representative of the several Underwriters named therein, to issue and sell to the Underwriters $1,500,000,000 principal amount of Floating Rate Extendible Notes (the “Notes”).

The offering of the Notes is registered as part of a Registration Statement on Form S-3 (No. 333-127603), which was declared effective on September 8, 2005.  The documents filed with this Form 8-K under Item 9.01 are being filed as exhibits to that registration statement.

Item 9.01.  Financial Statements and Exhibits

(c)	Exhibits. No.	Description

	(4.1)	Second Supplemental Indenture to Senior Indenture, dated November 28, 2005, among the Company, Deutsche Bank Trust Company Americas, as original trustee, and Wells Fargo Bank, N.A., as series trustee.

	(25.1)	Form T-1 Statement of Eligibility of Wells Fargo Bank, N.A.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HSBC USA INC.

By:	/s/ Joseph R. Simpson
Name:	Joseph R. Simpson
Title:	Chief Accounting Officer

Dated: November 28, 2005